Exhibit 99.1

Media contacts:			Investor/analyst contact:
Caroline Boren	-or-	Dan Russo	Shannon Alberts
Alaska Airlines		Horizon Air	Alaska Air Group
(206) 392-5101		(206) 392-0218	(206) 392-5218

FOR IMMEDIATE RELEASE                                                                                                                                                   Oct. 22, 2009

ALASKA AIR GROUP REPORTS THIRD QUARTER RESULTS

Third Quarter Financial and Other Highlights:

•
Net income, excluding special items, was $83.0 million, or $2.33 per diluted share, compared to net income excluding special items of $39.9 million, or $1.10 per diluted share, in the third quarter of 2008. This compares to a First Call mean estimate of $2.26 per share.

•	Net income under Generally Accepted Accounting Principles (GAAP) of $87.6 million, or $2.46 per diluted share, compared to a net loss of $86.5 million, or $2.40 per diluted share, in 2008.
•	More than $1.2 billion in unrestricted cash and marketable securities as of Sept. 30, 2009.
•
Alaska was No. 1 in U.S. Department of Transportation on-time performance in each month from April to August among major network carriers. Alaska also achieved an unofficial on-time performance of 90 percent in September, while Horizon Air's on-time performance for September was 91.3 percent.

SEATTLE — Alaska Air Group, Inc. (NYSE: ALK) today reported third quarter 2009 net income of $87.6 million, or $2.46 per diluted share, compared to a net loss of $86.5 million, or $2.40 per diluted share, in the third quarter of 2008. Excluding mark-to-market fuel hedge gains of $7.3 million ($4.6 million after tax or $0.13 per diluted share), the company reported net income of $83.0 million, or $2.33 per diluted share, compared to net income of $39.9 million, or $1.10 per diluted share, excluding mark-to-market fuel hedge losses and other special items in the third quarter of 2008.

“Our work to reduce capacity to better match demand, redeploy aircraft into promising new markets, and achieve record operational reliability contributed to our best quarterly financial performance in many years,” said Bill Ayer, Alaska Air Group’s chairman and chief executive officer. “My thanks to our people for taking excellent care of customers and for their relentless efforts to improve our business.”

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The following table reconciles the company’s adjusted net income and earnings per diluted share (EPS) during the third quarters of 2009 and 2008 to the most directly related amounts as reported in accordance with GAAP (in millions except per-share amounts):
	Three months ended Sept. 30,
	2009		2008
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding special items	$83.0	$2.33	$39.9	$1.10
Change in Mileage Plan terms, net of tax	---	---	26.5	0.73
Restructuring charges, net of tax	---	---	(2.3)	(0.06)
Fleet transition costs – MD-80, net of tax	---	---	(13.5)	(0.37)
Fleet transition costs – CRJ-700, net of tax	---	---	(0.4)	(0.01)
Adjustments to reflect the timing of gain recognition resulting from mark-to-market fuel-hedge accounting, net of tax	4.6	0.13	(136.7)	(3.79)
Reported GAAP amounts	$87.6	$2.46	$(86.5)	$(2.40)

Financial and statistical data for Alaska Airlines and Horizon Air, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables. A glossary of financial terms can be found at the end of this release.

A conference call regarding the third quarter 2009 results will be simulcast via the Internet at 8:30 a.m. Pacific time on Oct. 22, 2009. It can be accessed through the company’s Web site at alaskaair.com/investors. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at alaskaair.com/investors.

References in this news release to “Air Group,” “company,” “we,” “us” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”

This news release contains forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the company’s Annual Report on Form 10-K for the year ended Dec.31, 2008. Some of these risks include current economic conditions, increases in operating costs including fuel, competition, labor costs and relations, our significant indebtedness, inability to meet cost reduction goals, terrorist attacks, seasonal fluctuations in our financial results, an aircraft accident, changes in laws and regulations, and government fees and taxes. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new

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risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.

# # #

Alaska Airlines and Horizon Air, subsidiaries of Alaska Air Group (NYSE: ALK), together serve more than 90 cities through an expansive network in Alaska, the Lower 48, Hawaii, Canada and Mexico. Alaska Airlines ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in the J.D. Power and Associates 2008 and 2009 North America Airline Satisfaction StudiesSM.  For reservations, visit alaskaair.com. For more news and information, visit the Alaska Airlines/Horizon Air Newsroom at alaskaair.com/newsroom.

Alaska Air Group, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,

(in millions, except per share amounts)	2009	2008	2009	2008
Operating Revenues:
Passenger	$884.8	$952.8	$2,326.1	$2,592.0
Freight and mail	27.7	30.5	72.3	80.4
Other - net	54.9	39.6	155.3	120.8
Change in Mileage Plan terms	-	42.3	-	42.3
Total Operating Revenues	967.4	1,065.2	2,553.7	2,835.5

Operating Expenses:
Wages and benefits	246.2	232.1	739.3	711.2
Variable incentive pay	24.0	6.3	52.2	15.0
Aircraft fuel, including hedging gains and losses	199.5	575.6	485.6	1,039.6
Aircraft maintenance	49.7	47.4	169.0	159.6
Aircraft rent	38.3	40.2	115.4	126.1
Landing fees and other rentals	57.3	56.8	165.9	169.7
Contracted services	37.4	40.2	112.6	128.3
Selling expenses	37.0	41.7	97.3	120.3
Depreciation and amortization	55.6	52.1	162.3	152.9
Food and beverage service	12.7	13.5	36.7	39.2
Other	51.1	52.7	158.2	171.4
New pilot contract transition costs	-	-	35.8	-
Restructuring charges	-	3.7	-	3.7
Fleet transition costs - MD-80	-	21.5	-	47.5
Fleet transition costs - CRJ-700	-	0.7	-	6.8
Fleet transition costs - Q200	(1.2)	0.7	8.8	9.7
Total Operating Expenses	807.6	1,185.2	2,339.1	2,901.0
Operating Income (Loss)	159.8	(120.0)	214.6	(65.5)

Nonoperating Income (Expense):
Interest income	8.3	10.7	24.4	31.5
Interest expense	(25.9)	(25.9)	(77.8)	(74.3)
Interest capitalized	1.4	5.9	6.0	18.5
Other - net	(0.8)	(3.7)	(6.3)	(3.4)
	(17.0)	(13.0)	(53.7)	(27.7)
Income (loss) before income tax	142.8	(133.0)	160.9	(93.2)
Income tax expense (benefit)	55.2	(46.5)	63.4	(32.5)
Net Income (Loss)	$87.6	$(86.5)	$97.5	$(60.7)

Basic Earnings (Loss) Per Share:	$2.48	$(2.40)	$2.71	$(1.67)
Diluted Earnings (Loss) Per Share:	$2.46	$(2.40)	$2.69	$(1.67)
Shares Used for Computation:
Basic	35.275	36.069	35.981	36.383
Diluted	35.681	36.069	36.292	36.383

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)	September 30, 2009	December 31, 2008

Cash and marketable securities	$1,230	$1,077

Total current assets	1,686	1,509
Property and equipment-net	3,136	3,168
Other assets	184	159
Total assets	$5,006	$4,836

Current liabilities	$1,282	$1,361
Long-term debt	1,658	1,596
Other liabilities and credits	1,292	1,217
Shareholders' equity	774	662
Total liabilities and shareholders' equity	$5,006	$4,836

Debt to Capitalization, adjusted for operating leases	78%:22%	81%:19%

Number of common shares outstanding	35.251	36.275

Air Group Net Income (Loss) and EPS Reconciliation:

The following table reconciles Alaska Air Group, Inc.'s net income (loss) and amounts per share during 2009 and 2008 excluding certain noted items to the most directly related amounts as reported in accordance with GAAP (in millions except per share amounts):

	Three Months Ended September 30,
	2009		2008
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding the items noted below	$83.0	$2.33	$39.9	$1.10
Change in Mileage Plan terms, net of tax	-	-	26.5	0.73
Restructuring charges, net of tax	-	-	(2.3)	(0.06)
Fleet transition costs - MD-80, net of tax	-	-	(13.5)	(0.37)
Fleet transition costs - CRJ-700, net of tax	-	-	(0.4)	(0.01)
Adjustments to reflect the timing of gain or loss recognition resulting
from mark-to-market fuel hedge accounting, net of tax	4.6	0.13	(136.7)	(3.79)
Reported GAAP amounts	$87.6	$2.46	$(86.5)	$(2.40)

	Nine Months Ended September 30,
	2009		2008
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income (loss) and diluted EPS, excluding the items noted below	$84.1	$2.32	$(12.0)	$(0.33)
Change in Mileage Plan terms, net of tax	-	-	26.5	0.73
New pilot contract transition costs, net of tax	(22.3)	(0.61)	-	-
Restructuring charges, net of tax	-	-	(2.3)	(0.06)
Fleet transition costs - MD-80, net of tax	-	-	(29.8)	(0.82)
Fleet transition costs - CRJ-700, net of tax	-	-	(4.2)	(0.12)
Adjustments to reflect the timing of gain or loss recognition resulting
from mark-to-market fuel hedge accounting, net of tax	35.7	0.98	(38.9)	(1.07)
Reported GAAP amounts	$97.5	$2.69	$(60.7)	$(1.67)

Alaska Airlines Financial and Statistical Data

	Three Months Ended September 30,						Nine Months Ended September 30,

Financial Data (in millions):	2009		2008		% Change		2009		2008		% Change
Operating Revenues:
Passenger	$702.0		$751.2		(6.5)		$1,844.3		$2,041.2		(9.6)
Freight and mail	26.5		29.2		(9.2)		69.0		77.1		(10.5)
Other - net	48.4		33.5		44.5		136.5		101.2		34.9
Change in Mileage Plan terms	-		42.3		NM		-		42.3		NM
Total mainline operating revenues	776.9		856.2		(9.3)		2,049.8		2,261.8		(9.4)
Passenger - purchased capacity	81.9		85.7		(4.4)		211.4		233.9		(9.6)
Total Operating Revenues	858.8		941.9		(8.8)		2,261.2		2,495.7		(9.4)

Operating Expenses:
Wages and benefits	199.1		182.5		9.1		594.9		558.9		6.4
Variable incentive pay	20.8		4.9		324.5		44.0		10.8		307.4
Aircraft fuel, including hedging gains and losses	166.6		479.1		(65.2)		405.9		864.0		(53.0)
Aircraft maintenance	36.5		32.6		12.0		129.4		112.1		15.4
Aircraft rent	27.2		26.3		3.4		81.8		82.4		(0.7)
Landing fees and other rentals	43.0		42.3		1.7		124.4		126.9		(2.0)
Contracted services	29.7		31.9		(6.9)		88.6		100.5		(11.8)
Selling expenses	29.4		33.1		(11.2)		76.8		95.6		(19.7)
Depreciation and amortization	45.1		42.8		5.4		132.6		123.2		7.6
Food and beverage service	12.0		12.8		(6.3)		34.9		37.1		(5.9)
Other	38.0		41.0		(7.3)		119.3		130.2		(8.4)
New pilot contract transition costs	-		-		NM		35.8		-		NM
Restructuring charges	-		3.7		NM		-		3.7		NM
Fleet transition costs - MD-80	-		21.5		NM		-		47.5		NM
Total mainline operating expenses	647.4		954.5		(32.2)		1,868.4		2,292.9		(18.5)
Purchased capacity costs	74.7		85.6		(12.7)		206.3		246.8		(16.4)
Total Operating Expenses	722.1		1,040.1		(30.6)		2,074.7		2,539.7		(18.3)

Operating Income (Loss)	136.7		(98.2)				186.5		(44.0)

Interest income	9.6		12.8				29.2		38.2
Interest expense	(22.4)		(23.5)				(67.5)		(67.5)
Interest capitalized	1.4		4.8				5.7		16.1
Other - net	(0.5)		(3.3)				(5.3)		(2.7)
	(11.9)		(9.2)				(37.9)		(15.9)

Income (Loss) Before Income Tax	$124.8		$(107.4)				$148.6		$(59.9)

Mainline Operating Statistics:
Revenue passengers (000)	4,240		4,532		(6.4)		11,796		13,037		(9.5)
RPMs (000,000) "traffic"	5,020		5,012		0.2		13,812		14,410		(4.1)
ASMs (000,000) "capacity"	6,097		6,306		(3.3)		17,469		18,628		(6.2)
Passenger load factor	82.3%		79.5%		2.8	pts	79.1%		77.4%		1.7	pts
Yield per passenger mile	13.98	¢	14.99	¢	(6.7)		13.35	¢	14.17	¢	(5.8)
Operating revenue per ASM "RASM"	12.74	¢	13.58	¢	(6.2)		11.73	¢	12.14	¢	(3.4)
Change in Mileage Plan terms per ASM	0.00	¢	0.67	¢	NM		0.00	¢	0.23	¢	NM
RASM excluding change in Mileage Plan terms	12.74	¢	12.91	¢	(1.3)		11.73	¢	11.91	¢	(1.5)
Passenger revenue per ASM	11.51	¢	11.91	¢	(3.4)		10.56	¢	10.96	¢	(3.6)
Operating expense per ASM	10.62	¢	15.14	¢	(29.9)		10.70	¢	12.31	¢	(13.1)
Operating expense per ASM excluding fuel, restructuring charges and fleet transition costs (a)	7.89	¢	7.14	¢	10.5		8.17	¢	7.40	¢	10.4
GAAP fuel cost per gallon	$2.07		$5.57		(62.8)		$1.77		$3.34		(47.0)
Economic fuel cost per gallon (b)	$2.15		$3.47		(38.0)		$1.98		$3.14		(36.9)
Fuel gallons (000,000)	80.1		86.0		(6.9)		229.9		258.3		(11.0)
Average number of full-time equivalent employees	9,002		9,594		(6.2)		8,987		9,785		(8.2)
Aircraft utilization (blk hrs/day)	9.9		10.8		(8.3)		9.9		10.8		(8.3)
Average aircraft stage length (miles)	1,044		981		6.4		1,027		975		5.3
Operating fleet at period-end	116		110		6 a/c		116		110		6 a/c

Regional Operating Statistics:
RPMs (000,000)	298		304		(2.0)		777		873		(11.0)
ASMs (000,000)	383		391		(2.0)		1,058		1,153		(8.2)
Passenger load factor	77.8%		77.7%		0.1	pts	73.4%		75.7%		(2.3	) pts
Yield per passenger mile	27.48	¢	28.19	¢	(2.5)		27.21	¢	26.79	¢	1.6
Operating revenue per ASM	21.38	¢	21.92	¢	(2.5)		19.98	¢	20.29	¢	(1.5)
Operating expenses per ASM	19.50	¢	21.89	¢	(10.9)		19.50	¢	21.41	¢	(8.9)

NM = Not Meaningful

(a) See page 9 for a reconciliation of these non-GAAP measures and a discussion about why these measures may be important to investors.
(b) See page 11 for a reconciliation of economic fuel cost.

Horizon Air Financial and Statistical Data

	Three Months Ended September 30,					Nine Months Ended September 30,

Financial Data (in millions):	2009		2008	% Change		2009		2008		% Change
Operating Revenues:
Passenger - brand flying	$105.4		$120.3	(12.4)		$283.7		$330.7		(14.2)
Passenger - Alaska capacity purchase arrangement	69.9		81.1	(13.8)		191.2		231.2		(17.3)
Total passenger revenue	175.3		201.4	(13.0)		474.9		561.9		(15.5)
Freight and mail	0.7		0.8	(12.5)		2.0		2.1		(4.8)
Other - net	2.2		1.9	15.8		6.0		6.2		(3.2)
Total Operating Revenues	178.2		204.1	(12.7)		482.9		570.2		(15.3)

Operating Expenses:
Wages and benefits	44.4		47.9	(7.3)		137.0		147.2		(6.9)
Variable incentive pay	3.2		1.4	128.6		8.2		4.2		95.2
Aircraft fuel, including hedging gains and losses	32.9		96.5	(65.9)		79.7		175.6		(54.6)
Aircraft maintenance	13.2		14.8	(10.8)		39.6		47.5		(16.6)
Aircraft rent	11.1		13.9	(20.1)		33.6		43.7		(23.1)
Landing fees and other rentals	14.6		14.7	(0.7)		42.4		43.6		(2.8)
Contracted services	8.4		7.1	18.3		23.8		22.0		8.2
Selling expenses	7.6		8.6	(11.6)		20.5		24.7		(17.0)
Depreciation and amortization	10.2		9.0	13.3		28.8		28.8		-
Food and beverage service	0.7		0.7	-		1.8		2.1		(14.3)
Other	9.4		9.7	(3.1)		29.0		33.7		(13.9)
Fleet transition costs - CRJ-700	-		0.7	NM		-		6.8		NM
Fleet transition costs - Q200	(1.2)		0.7	NM		8.8		9.7		NM
Total Operating Expenses	154.5		225.7	(31.5)		453.2		589.6		(23.1)

Operating Income (Loss)	23.7		(21.6)			29.7		(19.4)

Interest income	0.5		1.1			1.5		3.8
Interest expense	(5.1)		(5.5)			(16.2)		(16.9)
Interest capitalized	-		1.0			0.3		2.3
Other - net	-		(0.1)			(0.2)		0.1
	(4.6)		(3.5)			(14.6)		(10.7)

Income (Loss) Before Income Tax	$19.1		$(25.1)			$15.1		$(30.1)

Combined Operating Statistics: (a)
Revenue passengers (000)	1,815		1,989	(8.7)		5,055		5,754		(12.1)
RPMs (000,000) "traffic"	666		721	(7.6)		1,799		2,074		(13.3)
ASMs (000,000) "capacity"	855		945	(9.5)		2,470		2,831		(12.8)
Passenger load factor	77.9%		76.3%	1.6	pts	72.8%		73.3%		(0.5	) pts
Yield per passenger mile	26.32	¢	27.93 ¢	(5.8)		26.40	¢	27.09	¢	(2.5)
Operating revenue per ASM	20.84	¢	21.60 ¢	(3.5)		19.55	¢	20.14	¢	(2.9)
Passenger revenue per ASM	20.50	¢	21.31 ¢	(3.8)		19.23	¢	19.85	¢	(3.1)
Operating expenses per ASM	18.07	¢	23.88 ¢	(24.3)		18.35	¢	20.83	¢	(11.9)
Operating expense per ASM excluding fuel and CRJ-700 fleet transition costs (b)	14.22	¢	13.60 ¢	4.6		15.12	¢	14.38	¢	5.1
GAAP fuel cost per gallon	$2.11		$5.61	(62.4)		$1.76		$3.37		(47.8)
Economic fuel cost per gallon (c)	$2.19		$3.45	(36.5)		$1.98		$3.18		(37.7)
Fuel gallons (000,000)	15.6		17.2	(9.3)		45.1		52.1		(13.4)
Average number of full-time equivalent employees	3,269		3,687	(11.3)		3,320		3,777		(12.1)
Aircraft utilization (blk hrs/day)	8.4		8.5	(1.2)		8.3		8.4		(1.2)
Average aircraft stage length (miles)	334		325	2.8		326		324		0.6
Operating fleet at period-end	55		63	(8 a/c	)	55		63		(8 a/c	)

NM = Not Meaningful

(a) Represents combined information for all Horizon flights, including those operated under a Capacity Purchase Agreement (CPA) with Alaska. See page 10 for additional line of business information.
(b) See page 10 for a reconciliation of these non-GAAP measures and a discussion about why these measures may be important to investors.
(c) See page 11 for a reconciliation of economic fuel cost.

Note A: Pursuant to Regulation G, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of this measure of unit costs excluding fuel, purchased capacity costs, and other noted items may be important to investors for the following reasons:

•  By eliminating fuel expense and certain special items from our unit cost metrics, we believe that we have better visibility into the results of our non-fuel cost-reduction initiatives. Our industry is highly competitive and is characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company-specific cost drivers such as labor rates and productivity, airport costs, maintenance costs, etc., which are more controllable by management.

• Cost per ASM excluding fuel and certain special items is one of the most important measures used by managements of both Alaska and Horizon and by the Air Group Board of Directors in assessing quarterly and annual cost performance.

•  Cost per ASM excluding fuel (and other items as specified in our plan documents) is an important metric for the employee incentive plan that covers company management and certain other employee groups.

•  Cost per ASM excluding fuel and certain special items is a measure commonly used by industry analysts, and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

•  Disclosure of the individual impact of certain noted items provides investors the ability to measure and monitor performance both with and without these special items. We believe that disclosing the impact of certain items, such as new pilot contract transition costs and fleet transition costs, is important because it provides information on significant items that are not necessarily indicative of future performance. Industry analysts and investors consistently measure our performance without these items for better comparability between periods and among other airlines.

•  Although we disclose our “mainline” passenger unit revenues for Alaska, we do not (nor are we able to) evaluate mainline unit revenues excluding the impact that changes in fuel costs have had on ticket prices. Fuel expense represents a large percentage of our total mainline operating expenses. Fluctuations in fuel prices often drive changes in unit revenues in the mid-to-long term. Although we believe it is useful to evaluate non-fuel unit costs for the reasons noted above, we would caution readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability because of the significant impact of fuel costs on our business.

The following tables reconcile our non-GAAP financial measures to the most directly comparable GAAP financial measures for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc. (in millions, except for per ASM information)

	Three Months Ended September 30,			Nine Months Ended September 30,

Mainline unit cost reconciliations:	2009		2008	2009	2008
Mainline operating expenses	$647.4		$954.5	$1,868.4	$2,292.9
Mainline ASMs	6,097		6,306	17,469	18,628

Mainline operating expenses per ASM	10.62	¢	15.14 ¢	10.70 ¢	12.31 ¢

Mainline operating expenses	$647.4		$954.5	$1,868.4	$2,292.9
Less: aircraft fuel	(166.6)		(479.1)	(405.9)	(864.0)
Less: new pilot contract transition costs	-		-	(35.8)	-
Less: restructuring charges	-		(3.7)	-	(3.7)
Less: fleet transition costs - MD-80	-		(21.5)	-	(47.5)
Mainline operating expenses excluding fuel, restructuring charges and fleet transition costs	$480.8		$450.2	$1,426.7	$1,377.7
Mainline ASMs	6,097		6,306	17,469	18,628
Mainline operating expenses per ASM excluding fuel, restructuring charges and fleet transition costs	7.89	¢	7.14 ¢	8.17 ¢	7.40 ¢

	Three Months Ended September 30,			Nine Months Ended September 30,

Reconciliation to GAAP income (loss) before taxes:	2009		2008	2009	2008
Income before taxes, excluding items noted below	$118.7		$56.6	$137.0	$1.4
Change in Mileage Plan terms	-		42.3	-	42.3
New pilot contract transition costs	-		-	(35.8)	-
Restructuring charges	-		(3.7)	-	(3.7)
Fleet transition costs - MD-80	-		(21.5)	-	(47.5)
Adjustments to reflect timing of gain or loss recognition resulting from
mark-to-market accounting on fuel hedges	6.1		(181.1)	47.4	(52.4)
GAAP income (loss) before taxes as reported	$124.8		$(107.4)	$148.6	$(59.9)

Horizon Air Industries, Inc.
(in millions, except for per ASM unit information)
	Three Months Ended September 30,			Nine Months Ended September 30,

Unit cost reconciliations:	2009		2008	2009		2008
Operating expenses	$154.5		$225.7	$453.2		$589.6
ASMs	855		945	2,470		2,831
Operating expenses per ASM	18.07	¢	23.88 ¢	18.35	¢	20.83 ¢

Operating expenses	$154.5		$225.7	$453.2		$589.6
Less: aircraft fuel	(32.9)		(96.5)	(79.7)		(175.6)
Less: fleet transition costs - CRJ-700	-		(0.7)	-		(6.8)
Operating expenses excluding fuel and CRJ-700 fleet transition costs	$121.6		$128.5	$373.5		$407.2
ASMs	855		945	2,470		2,831

Operating expenses per ASM excluding fuel and CRJ-700 fleet transition costs	14.22	¢	13.60 ¢	15.12	¢	14.38 ¢

Unit cost reconciliations-excluding all fleet transition costs:
Operating expenses	$154.5		$225.7	$453.2		$589.6
Less: aircraft fuel	(32.9)		(96.5)	(79.7)		(175.6)
Less: fleet transition costs - CRJ-700	-		(0.7)	-		(6.8)
Less: fleet transition costs - Q200	1.2		(0.7)	(8.8)		(9.7)
Operating expenses excluding fuel and all fleet transition costs	$122.8		$127.8	$364.7		$397.5
ASMs	855		945	2,470		2,831

Operating expenses per ASM excluding fuel and all fleet transition costs	14.36	¢	13.52 ¢	14.77	¢	14.04 ¢

Reconciliation to GAAP income (loss) before taxes:
Income (loss) before taxes, excluding mark-to-market fuel hedging gains (losses) and CRJ-700 fleet transition costs	$17.9		$12.7	$5.4		$(13.6)
Fleet transition costs - CRJ-700	-		(0.7)	-		(6.8)
Adjustments to reflect timing of gain or loss recognition resulting from
mark-to-market accounting on fuel hedges	1.2		(37.1)	9.7		(9.7)
GAAP income (loss) before taxes as reported	$19.1		$(25.1)	$15.1		$(30.1)

Line of Business Information:
Horizon brand flying includes those routes in the Horizon system not covered by the Alaska Capacity Purchase Agreement (CPA). Horizon bears the revenue risk in those markets and, as a result, traffic, yield and load factor impact revenue recorded by Horizon. In the CPA arrangement, Horizon is insulated from market revenue factors and is guaranteed contractual revenue amounts based on operational capacity. As a result, yield and load factor information is not presented.

	Three Months Ended September 30, 2009

	Capacity and Mix				Load Factor		Yield			RASM
	2009 Actual (000,000)	2008 Actual (000,000)	Change Y-O-Y	Current % Total	Actual	Point Change Y-O-Y	Actual		Change Y-O-Y	Actual		Change Y-O-Y
Brand Flying	487	568	(14.3%)	57%	77.9%	2.9	27.81	¢	(1.5%)	22.26	¢	2.9%
Alaska CPA	368	377	(2.4%)	43%	NM	NM	NM		NM	18.97	¢	(11.8%)
System Total	855	945	(9.5%)	100%	77.9%	1.6	26.32	¢	(5.8%)	20.84	¢	(3.5%)

NM= Not Meaningful

	Nine Months Ended September 30, 2009

	Capacity and Mix				Load Factor		Yield			RASM
	2009 Actual (000,000)	2008 Actual (000,000)	Change Y-O-Y	Current % Total	Actual	Point Change Y-O-Y	Actual		Change Y-O-Y	Actual		Change Y-O-Y
Brand Flying	1,463	1,736	(15.7%)	59%	72.1%	1.0	26.90	¢	0.4%	19.94	¢	2.1%
Alaska CPA	1,007	1,095	(8.0%)	41%	NM	NM	NM		NM	18.98	¢	(10.1%)
System Total	2,470	2,831	(12.8%)	100%	72.8%	(0.5)	26.40	¢	(2.5%)	19.55	¢	(2.9%)

NM= Not Meaningful

Alaska Airlines Fuel Reconciliation
(in millions, except for per gallon amounts)

	Three Months Ended September 30,
	2009		2008
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$159.5	$1.99	$334.5	$3.89
Minus gains, or plus the losses, during the period on settled hedges	13.2	0.16	(36.5)	(0.42)
Economic fuel expense	$172.7	$2.15	$298.0	$3.47
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	(6.1)	(0.08)	181.1	2.10
GAAP fuel expense	$166.6	$2.07	$479.1	$5.57
Fuel gallons	80.1		86.0

	Nine Months Ended September 30,
	2009		2008
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$410.6	$1.79	$918.8	$3.56
Minus gains, or plus the losses, during the period on settled hedges	42.7	0.19	(107.2)	(0.42)
Economic fuel expense	$453.3	$1.98	$811.6	$3.14
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	(47.4)	(0.21)	52.4	0.20
GAAP fuel expense	$405.9	$1.77	$864.0	$3.34
Fuel gallons	229.9		258.3

Horizon Air Fuel Reconciliation
(in millions, except for per gallon amounts)

	Three Months Ended September 30,
	2009		2008
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$31.4	$2.01	$66.9	$3.89
Minus gains, or plus the losses, during the period on settled hedges	2.7	0.18	(7.5)	(0.44)
Economic fuel expense	$34.1	$2.19	$59.4	$3.45
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	(1.2)	(0.08)	37.1	2.16
GAAP fuel expense	$32.9	$2.11	$96.5	$5.61
Fuel gallons	15.6		17.2

	Nine Months Ended September 30,
	2009		2008
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$80.7	$1.79	$187.9	$3.61
Minus gains, or plus the losses, during the period on settled hedges	8.7	0.19	(22.0)	(0.43)
Economic fuel expense	$89.4	$1.98	$165.9	$3.18
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	(9.7)	(0.22)	9.7	0.19
GAAP fuel expense	$79.7	$1.76	$175.6	$3.37
Fuel gallons	45.1		52.1

Glossary of Financial Terms

ASM - available seat miles, or “capacity” – represents total seats available across the fleet multiplied by the number of miles flown

RPM – revenue passenger miles, or “traffic” – the number of those available seats that were filled with paying passengers; one passenger traveling one mile is one RPM

RASM - total operating revenue divided by ASMs; operating revenue includes all passenger revenue, freight & mail, Mileage Plan, and other ancillary revenue; commonly called “unit revenue” and represents the average total revenue for flying one seat one mile

PRASM – passenger revenue per ASM; commonly called “passenger unit revenue”

Yield – passenger revenue per RPM; this represents the average revenue for flying one passenger one mile

CASM – total operating costs per ASM; this represents all operating expenses including fuel and special items; commonly called “unit cost”

CASMex – operating costs excluding fuel and special items per ASM; this metric is used to help track progress toward reduction of non-fuel operating costs since fuel is largely out of our control

Economic fuel – best estimate of the cash cost of fuel, net of the impact of our fuel-hedging program

Mainline – represents flying on Alaska jets and all associated revenues and costs

Purchased Capacity Flying – represents operations whereby Horizon and, to a much lesser extent, another small carrier in the state of Alaska fly certain routes for Alaska using Horizon’s or the other carrier’s fleets